UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2020

XYLEM INC.

(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 International Drive Rye Brook, New York		10573
(Address of principal executive offices)		(Zip Code)

(914) 323-5700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange
2.250% Senior Notes due 2023	XYL23	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 22, 2020, Xylem Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Five-Year Revolving Credit Facility Agreement, dated as of March 5, 2019 (as amended, restated, modified or supplemented from time to time, the “2019 Credit Facility”), among the Company, the lenders party thereto and Citibank, N.A., as administrative agent. The Amendment, among other things:

(a) modifies the financial covenant, which had a test based on the maximum leverage ratio (defined as consolidated total debt to consolidated EBITDA), to a test based on the net leverage ratio (defined as consolidated total debt, less unrestricted cash and cash equivalents, to consolidated EBITDA), through the quarter ending September 30, 2021, after which time the covenant will revert to the prior test based on the maximum leverage ratio; and

(b) restricts stock repurchases until March 31, 2021, except for shares of common stock in an amount not to exceed the number of shares issued after the date of the Amendment, subject to customary exceptions.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the underlying agreement, which is filed as Exhibit 10.34.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure under Item 1.01 of this report is also responsive to Item 2.03 of this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.34.1

Amendment No. 1, dated June 22, 2020, to the Five-Year Revolving Credit Facility Agreement, dated as of March 5, 2019, each among Xylem Inc., the lenders party thereto and Citibank, N.A., as administrative agent.

104.0	The cover page from Xylem Inc.’s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: June 23, 2020	By:	/s/ E. Mark Rajkowski
	Name:	E. Mark Rajkowski
	Title:	Senior Vice President &
Chief Financial Officer